Fair value of financial instruments	12 Months Ended
Dec. 31, 2024
Financial instruments by category
Fair value of financial instruments
31	Fair value of financial instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either:

●	in the principal market for the asset or liability; or
●	in the absence of a principal market, in the most advantageous market for the asset or liability.

The principal or the most advantageous market must be accessible to the Group. The fair value of an asset or liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

A fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

The Group uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximising the use of relevant observable inputs and minimising the use of unobservable inputs.

31	Fair value of financial instruments (continued)

In addition, for financial reporting purposes, fair value measurements are categorised into Level 1, 2 or 3 based on the degree to which the inputs to the fair value measurement are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

Level 1: quoted market price (unadjusted) in an active market for identical assets or liabilities that the entity can access at the measurement date.

Level 2: inputs other than quoted prices included within Level 1 that are observable for the asset or liability; either directly or indirectly.

Level 3: inputs that are unobservable inputs for the asset or liability.

The carrying amounts of the financial assets and financial liabilities approximate their fair values.

The Group’s measurement of embedded derivatives are classified in Level 3 using valuation technique inputs that are not based on observable market data. The significant unobservable inputs used in the fair value measurements, together with a quantitative sensitivity analysis are presented below: The significant unobservable input for valuation of embedded derivatives is the Discount for Lack of Marketability (“DLOM”) of underlying equity shares of the Parent Company. The Management has considered a DLOM of 30% for calculating the fair value of the Parent Company’s equity shares. A range of inputs are considered while concluding the DLOM for this purpose by management, which includes but not limited to, use of various put option pricing models such as the Finnerty Model, Asian Put Model and the Chaffe Model. Management also considers liquidity date assumptions, implied volatilities of a portfolio of comparable companies after making suitable necessary adjustments, among other factors to arrive at the DLOM. Management considers 20% to 36% to reflect reasonably possible range for alternative assumptions of DLOM while estimating fair value of the Parent Company’s equity shares. A change in DLOM% would have an inverse relationship to the fair value of the embedded derivative, i.e., a higher DLOM would lead to reduction in the fair value of the embedded derivative. A shift (+/-) of 1% in DLOM would therefore change the fair value (inversely) of the embedded derivative by $0.80 million with the resultant impact on the consolidated statement of comprehensive income.